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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

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                                   FORM 8-K/A

                                (AMENDMENT NO. 2)
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                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)      DECEMBER, 15, 2000




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                          JCP MASTER CREDIT CARD TRUST
                          (Issuer of the Certificates)

                         STAR RECEIVABLES FUNDING, INC.
             (Exact name of registrant as specified in its charter)



          DELAWARE                  0-17270                   74-2932856
(State or other jurisdiction      (Commission                (IRS Employer
     of incorporation)            File Number)             Identification No.)




1600 SUMMER STREET
STAMFORD, CONNECTICUT                                             06927
(Address of principal executive offices)                        (Zip Code)


(Registrant's telephone number, including area code):           (203) 357-4416

         The undersigned registrant hereby amends the following items, financial statements, exhibits, or other portions of its Current Report on Form 8 - K dated December 15, 2000 as set forth in the pages attached hereto:

         Exhibit 99.1 Monthly Certificateholders' Statement - Series E, is amended to correct certain errors therein. The sections corrected are the following: Section B.1 (a) thereof, which appears on page 2 thereof and which should read 97,283,262, Section B.1 (c) thereof, which appears on page 2 thereof and which should read 97,283,262, Section B.2 (a) thereof, which appears on page 2 thereof and which should read 17,845,833, Section B.2 (d) thereof, which appears on page 3 thereof and which should read 17,845,833, Section B.4 (a) thereof, which appears on page 3 thereof and which should read 1,843,880,626, Section B.4 (c) thereof, which appears on page 3 thereof and which should read 42.99%, Section B.4 (d) thereof, which appears on page 3 thereof and which should read 35.25%, and Section B.6 thereof, which appears on page 4 thereof and which should read 3,577,545.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                 STAR RECEIVABLES FUNDING, INC.


Date:  December 15, 2000

                                 /s/ Ricky B.W. Davis
                                 ---------------------------------------------
                                 Name: Ricky B.W. Davis
                                 Vice President and Assistant Secretary




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